EMPOWER FUNDS, INC.
Empower Government Money Market Fund
Institutional Class Ticker: MXGXX
Investor Class Ticker: MXMXX
(the “Fund”)
Supplement dated February 23, 2024 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated April 28, 2023, as supplemented
Upon the recommendation of the Fund’s investment adviser, Empower Capital Management, LLC, the Board of Directors of Empower Funds, Inc., on behalf of the Fund, approved a proposal providing for the complete liquidation of the Fund and the redemption of the Fund’s outstanding shares. The liquidation is expected to occur on or about June 14, 2024 (“Liquidation Date”). The Fund will be closed to new investors on or about May 14, 2024, however, the Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until one business day before the Liquidation Date.
Shareholders may exchange their shares of the Fund for shares of other available investment options or redeem their shares prior to the Liquidation Date. Shareholders whose shares are redeemed by the Fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date. Because Fund shares are sold to tax deferred vehicles, the liquidation is not expected to be considered a taxable event to shareholders. Shareholders should consult their personal tax advisor concerning their particular tax circumstances.
This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary Prospectus and SAI for the Fund, each dated April 28, 2023, as supplemented.
Please keep this Supplement for future reference.